SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC 20549
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                                  FORM 8-K


                               CURRENT REPORT


                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

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Date of report (Date of earliest event reported):    September 17, 2001
                                                     (September 13, 2001)


                        AMBAC FINANCIAL GROUP, INC.
             (Exact Name of Registrant as Specified in Charter)



             Delaware                     1-10777               13-3621676
(State of Other Jurisdiction of  (Commission File Number)   (IRS Employer
Incorporation)                                             Identification  No.)



        One State Street Plaza, New York, New York                 10004
          (Address of Principal Executive Offices)               (Zip Code)

                               (212) 668-0340
            (Registrant's telephone number, including area code)

                                    N/A
       (Former name or former address, if changed since last report)


Item 5.  Other Events.

         On September 13, 2001, Ambac Financial Group, Inc. (the
"Registrant") issued a press release announcing that the Registrant does not expect any material claims as a result of the World Trade Center tragedy. Exhibit 99.01 is a copy of such press release and is incorporated herein by reference.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

      (c)  Exhibits.

         99.01 Press release announcing that the Registrant does not expect any material claims as a result of the World Trade Center tragedy, dated September 13, 2001.


                            SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AMBAC FINANCIAL GROUP, INC.


Dated:   September 17, 2001             By:         /s/ Frank J. Bivona
                                             --------------------------
                                             Name:  Frank J. Bivona
                                             Title: Executive Vice President and
                                                    Chief Financial Officer


                      EXHIBIT INDEX


Exhibit No.       Description

99.01 Press release announcing that the Registrant does not expect any material claims as a result of the World Trade Center tragedy, dated September 13, 2001.